UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
_____________________________

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)

WELLS FARGO BANK, NATIONAL ASSOCIATION
(Exact name of trustee as specified in its charter)

A National Banking Association (Jurisdiction of incorporation or organization if not a U.S. national bank)	94-1347393 (I.R.S. Employer Identification No.)

101 North Phillips Avenue Sioux Falls, South Dakota (Address of principal executive offices)	57104 (Zip code)

Wells Fargo & Company
Law Department, Trust Section
MAC N9305-175
Sixth Street and Marquette Avenue, 17th Floor
Minneapolis, Minnesota 55479
(612) 667-4608
(Name, address and telephone number of agent for service)
_____________________________

Thompson Creek Metals Company Inc.
(Exact name of obligor as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation or organization)	98-0583591(I.R.S. Employer Identification No.)

Additional Obligors Listed on Schedule A Hereto
(Exact name of obligor(s) as specified in its charter)

26 West Dry Creek Circle, Suite 810 Littleton, CO (Address of principal executive offices)	80120 (Zip code)

_____________________________

Debt Securities and Guarantees
(Title of the indenture securities)

SCHEDULE A
TABLE OF ADDITIONAL OBLIGORS

Exact Name of Obligor as Specified in its Charter (1)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.
Langeloth Metallurgical Company LLC	Colorado, USA	84-1248486
Mt. Emmons Moly Company	Colorado, USA	80-0796828
Thompson Creek Metals Company USA	Colorado, USA	84-1470141
Thompson Creek Mining Co.	Colorado, USA	84-1247133
Cyprus Thompson Creek Mining Company	Nevada, USA	95-2634610
Long Creek Mining Company	Nevada, USA	84-1248481
Berg General Partner Corp.	British Columbia, Canada	N/A
Berg Metals Limited Partnership	British Columbia, Canada	N/A
Blue Pearl Mining Inc.	British Columbia, Canada	N/A
Terrane Metals Corp.	British Columbia, Canada	27-4866870
Thompson Creek Services ULC	British Columbia, Canada	N/A
Thompson Creek Mining Ltd.	Yukon, Canada	27-4564404
____________________________________

(1)	The address of each obligor’s principal executive offices is 26 West Dry Creek Circle, Suite 810, Littleton, Colorado 80120, and the telephone number is (303) 761-8801.

Item 1.    General Information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency
Treasury Department
Washington, D.C.

Federal Deposit Insurance Corporation
Washington, D.C.

Federal Reserve Bank of San Francisco
San Francisco, California 94120

(b)	Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.

Item 2.	Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee.    Not applicable.

Item 16. List of Exhibits.	List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1.	A copy of the Articles of Association of the trustee now in effect.*

Exhibit 2.	A copy of the Comptroller of the Currency Certificate of Corporate Existence for Wells Fargo Bank, National Association, dated June 27, 2012.**

Exhibit 3.	A copy of the Comptroller of the Currency Certification of Fiduciary Powers for Wells Fargo Bank, National Association, dated December 21, 2011.**

Exhibit 4.	Copy of By-laws of the trustee as now in effect.***

Exhibit 5.	Not applicable.

Exhibit 6.	The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8.	Not applicable.

Exhibit 9.	Not applicable.

*    Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form S-4 dated December 30, 2005 of file number 333-130784.

** Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form S-3 dated January 23, 2013 of file number 333-186155.
*** Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form S-4 dated May 26, 2005 of file number 333-125274.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 28th day of February, 2014.

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Richard Prokosch
Richard Prokosch
Vice President

EXHIBIT 6

February 28, 2014

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Richard Prokosch
Richard Prokosch
Vice President

Exhibit 7
Consolidated Report of Condition of

Wells Fargo Bank National Association
of 101 North Phillips Avenue, Sioux Falls, SD 57104
And Foreign and Domestic Subsidiaries,
at the close of business December 31, 2013, filed in accordance with 12 U.S.C. §161 for National Banks.

ASSETS	Dollar Amounts In Millions
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin		$19,641
Interest-bearing balances		187,583
Securities:
Held-to-maturity securities		12,346
Available-for-sale securities		215,837
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices		51
Securities purchased under agreements to resell		18,962
Loans and lease financing receivables:
Loans and leases held for sale		10,277
Loans and leases, net of unearned income		778,519
LESS: Allowance for loan and lease losses		12,421
Loans and leases, net of unearned income and allowance		766,098
Trading Assets		32,465
Premises and fixed assets (including capitalized leases)		7,582
Other real estate owned		3,838
Investments in unconsolidated subsidiaries and associated companies		662
Direct and indirect investments in real estate ventures		7
Intangible assets
Goodwill		21,549
Other intangible assets		22,464
Other assets		54,238
Total assets		$1,373,600

LIABILITIES
Deposits:
In domestic offices		$1,000,959
Noninterest-bearing	272,069
Interest-bearing	728,890
In foreign offices, Edge and Agreement subsidiaries, and IBFs		94,619
Noninterest-bearing	633
Interest-bearing	93,986
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices		9,042
Securities sold under agreements to repurchase		13,930
Trading liabilities		13,662
Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)		55,913
Subordinated notes and debentures		19,642
Other liabilities		27,989

Total liabilities	$1,235,756
EQUITY CAPITAL
Perpetual preferred stock and related surplus	—
Common stock	519
Surplus (exclude all surplus related to preferred stock)	103,010
Retained earnings	32,028
Accumulated other comprehensive income	2,080
Other equity capital components	—
Total bank equity capital	137,637
Noncontrolling (minority) interests in consolidated subsidiaries	207
Total equity capital	137,844
Total liabilities, and equity capital	$1,373,600

I, Timothy J. Sloan, EVP & CFO of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

Timothy J. Sloan
EVP & CFO

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate
Federal regulatory authority and is true and correct.

John Stumpf                Directors
David Hoyt
Avid Modjtabai